Capital Risk Management (Tables)	12 Months Ended
Dec. 31, 2021
Capital Risk Management
Schedule of the gearing ratio

	As of
	December 31,
	2020	2021
Borrowings, current portion	245,626	553,161
Borrowings, non-current portion	3,527,595	3,105,059
Lease liabilities, current portion	9,644	30,905
Lease liabilities, non-current portion	186,526	271,945
Total debt	3,969,391	3,961,070
Total equity	1,597,137	1,568,371
Total debt and equity	5,566,528	5,529,441
Gearing ratio	71.3%	71.6%